U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 21, 2012

U.S. FUEL CORPORATION
(Exact Name of registrant as specified in its Charter)

Nevada	0-31959	88-0433815
State of Incorporation)	Commission File No.	(IRS Employer Identification No.)

277 White Horse Pike, Ste.200, Atco, N.J.	08004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, (856) 753 - 1046

(Registrant’s former name and address)

NUCLEAR SOLUTIONS,INC.

5505 Connecticut Ave., N.W. Ste.191, Washington, D.C.	20015
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01 Other Events
Removal of OTC Caveat Emptor

On September 20, 2012, OTC Markets removed the label of “Caveat Emptor”, also known as the “Skull and Crossbones” from the US Fuel Corporation stock.

Background

As was noted in an SEC Form 8-K Report filed by US Fuel on August 31, 2012, OTC Markets labeled the US Fuel stock as “Caveat Emptor” in 2011 because there were stock trading spikes not related to the release of any public information and because of a failure by US Fuel to fully explain the reason for its name change from Nuclear Solutions, Inc. to US Fuel Corporation.

Resolution

Since August 22, 2012, US Fuel Corporation as filed 12 SEC Reports:

1.	Form 8-K Report, filed August 22, 2012 - Entry into a Material Definitive Agreement regarding a stock purchase agreement, approved on June 10, 2011.

2.	Form 8-K Report, filed August 22, 2012 - Press Release on the Acquisition of Intellectual Property developed to support the design and build of coal to diesel plants.

3.
Form 8-K Report, filed August 22, 2012 - Report on litigation pending in the Commonwealth of Kentucky, Franklin Circuit Court, Case No 10-CI-01548 against Nuclear Solutions, Fuel Frontiers and other individuals.  The litigation involves a dispute over an investment in Nuclear Solutions, Inc.

4.	Form 8-K Report, filed August 23, 2012 - Entry into a Material Definitive Agreement to develop the plans for the US Fuel coal to diesel projects, dated December 1, 2012.

5.
Form 8-K Report, filed August 27, 2012 - Report on litigation in the Commonwealth of Kentucky, Muhlenberg Circuit Court Division, as Civil Action No. 12-CI-352 involving Fuel Frontiers, Inc to quiet title to real property.

6.
Form 8-K Report, filed August 27, 2012 - Entry into a Material Definitive Agreement regarding US Fuel entering into a Master Services Agreement with Global Private Funding, Inc., involving Business Incubation Services, Legal and Compliance Services and Underwriting Services on August 14, 2012.

7.
Form 8-K Report, filed August 27, 2012 - Report on the July 2012 results from the Phase I Environmental Site Assessment of the site in Central City, Kentucky, selected by US Fuel for the first US Fuel coal to diesel project.

8.
Form 8-K Report, filed August 29, 2012 - A consolidated history of US Fuel intended to assist investors in understanding the transition from the initial corporate formation of Stock Watch Man, Inc. in 1997 through Nuclear Solutions, Inc. in 2001 to US Fuel Corporation in 2011.

9.	Form 8-K Report, filed August 31, 2012 - A Clarification of the US Fuel OTC Caveat Emptor label and the US Fuel plan for its removal.

10.	Form 8-K Report, filed September 10, 2012 - Changes in US Fuel management personnel and structure.

11.
Form 8-K Report, filed September 17, 2012 - A Notification to Shareholders regarding stock certificates and further explanation regarding the management personnel and structure changes announced on September 10, 2012.

12.	Form 10-Q, filed September 17, 2012 - Interim, unaudited financial information for the period ending June 30, 2012.

After reviewing these filings, OTC Markets determined that US Fuel had released substantial corporate information and that a spike in US Fuel trading that occurred on August 23, 2012 was related to the filings of August 22, 2012; accordingly OTC Markets removed the Caveat Emptor on September 20, 2012.

US Fuel is currently listed on OTC Markets as Pink Limited, which is defined as

Designed for companies with financial reporting problems, economic distress, or in bankruptcy to make the limited information they have publicly available.

The OTC Pink Limited Information® category also includes companies that may not be troubled, but are unwilling to meet OTC Markets Group's Guidelines for Providing Adequate Current Information. Companies in this category have limited financial information not older than six months available on the OTC Disclosure and News Service or have made required filings on the SEC's EDGAR system in the previous six months.

While US Fuel has made significant progress in disclosing information regarding Company operations, it is not yet in full compliance with SEC reporting requirements.  The Company’s intention is to become and then remain fully compliant.

Under the provisions of the Incubation Services Addendum of the Master Services Agreement executed by the Company with Global Private Funding on August 14, 2012 (the “Global Incubation Agreement”), US Fuel is undergoing a full audit of operations and procedures.  As an interim step in providing full disclosure of the Company activities, the Form 10-Q for the period ending June 30, 2012 was filed.

The company will file additional historic financial information, to include Form 10-K Annual Reports for the years ending December 31, 2010 and 2011 prior to December 31, 2012.

The Company will file a timely Form 10-Q for the period ending September 30, 2012 and a timely Form 10-K Annual Report for the year ending December 31, 2012.  The Company will timely file reports of operational activity as they occur and post additional information on its new website - www.usfuelcorporation.com.

US Fuel Corporation’s goal is to complete an OTC Market tier change as quickly as possible and prior to December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Fuel Corporation
Dated: September 21, 2012
/s/ Harry Bagot
By: Harry Bagot
President & CEO